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                                                                   Exhibit 10.25


TO ALL PEOPLE TO WHOM THESE PRESENTS SHALL COME, GREETING:

     KNOW YE, That Ross S. Rapaport and Henry E. Baker, Trustees Under the Will of Gladys V. Baker herein designated as the Grantors, for the consideration of One Million One Hundred Fifty Thousand ($1,150,000.00) received to the full satisfaction of the Grantors, from Henry E. Baker whose mailing address is 514 Northfield Road, Litchfield, Connecticut herein designated as the Grantee, do hereby give, grant, bargain, sell and convey to the Grantees and to the survivor of them and to such survivor's heirs and assigns forever

          All of the Grantor's interest in and to that certain piece or parcel of land, with the buildings and improvements thereof situated, more particularly described in Schedule "A", attached hereto and made a part hereof.


     TO HAVE AND TO HOLD the premises hereby conveyed with the appurtenances thereof, unto the Grantees and unto the survivor of them and unto such survivor's heirs and assigns forever, to their proper use and behoof, AND the Grantors do for themselves, their heirs, successors and assigns, covenant with the Grantees and with the survivor of them and with such survivor's heirs and assigns, that the Grantors are well seized of the premises as a good indefeasible estate in FEE SIMPLE; have good right to grant and convey the same in manner and form as herein written and the same are free from all incumbrances whatsoever, except as herein stated.


     AND FURTHERMORE, the Grantors do by these presents bind themselves and their heirs, successors and assigns forever to WARRANT AND DEFEND the premises hereby conveyed to the Grantees and to the survivor of them and to such survivor's heir and assigns against all claims and demands whatsoever, except as herein stated.

     In all references herein to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require.

     IN WITNESS WHEREOF, the Grantors have hereunto set their hands and seals, or if a corporation, it has caused these presents to be signed by its corporate officers and its corporate seal to be affixed hereto, this 30th day of June, 2000.

Signed, Sealed and Delivered in the Presence of
              or Attested by


/s/ Linda Rapaport                             /s/ Ross S. Rapaport
------------------------------                 --------------------------------
                                               Ross S. Rapaport, Trustee Under
                                               the Will of Gladys V. Baker

/s/ Illegible                                  /s/ Henry E. Baker
------------------------------                 --------------------------------
                                               Henry E. Baker, Trustee Under
                                               the Will of Gladys V. Baker



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STATE OF CONNECTICUT    }
                        }   SS. WATERTOWN
COUNTY OF LITCHFIELD    }


          The foregoing instrument was acknowledged before me this 30th day of June 2000, by


                                            /s/ Illegible
                                            ----------------------------------
                                            Commissioner of the Superior Court



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ALL those certain pieces, parcels or tracts of land, situated in the City of
Stamford, County of Fairfield and State of Connecticut, together with the buildings and improvements thereon, consisting of 1.803 acres, more or less, bounded and described as follows:

TRACT 1

BEGINNING at a point on the easterly side of Long Ridge Road, said point being
212.00 feet as measured northerly along the easterly side of Long Ridge Road from its point of intersection with the northerly side of Stark Place, thence along the easterly side of Long Ridge Road North 4 degrees 35' 44" East 300.88 feet to the land of Crystal Rock Spring Water Company, Inc., thence along land of Crystal Rock Spring Water Company, Inc., South 74 degrees 40' East 29.73 feet, south 77 degrees 58' East 42.73 feet, South 63 degrees 24' East 6.39 feet, South 77 degrees 46' East 29.10 feet, South 67 degrees 47' East 7.03 feet, South 75 degrees 23' 30" East 39.33 feet, South 79 degrees 49' East 24.33 feet, South 76 degrees 59' 30" East 52.52 feet, and South 73 degrees 02' East 12.66 feet to the land of Henry E. Baker, Jr., thence along land of Hanry E. Baker, Jr., South 17 degrees 30' 30" West 89.28 feet, South 4 degrees 20' West 33.25 feet, South 6 degrees 07' 10" West 84.39 feet, and South 72 degrees 29' 30" East 75.77 feet to land of Olga Koda, thence along lands of Olga Koda and Malinda A. Mylek, each in part, South 17 degrees 30' 30" West 127.65 feet to land of Irene Rich, thence along land of Irene Rich and Henry E. Baker, Jr., each in part, North 62 degrees 52' 40" West 22.74 feet, North 68 degrees 42' West 33.74 feet, North 85 degrees 19' 50" West 75.00 feet, North 4 degrees 40' 10" East 27.53 feet, North 67 degrees 08' West 9.24 feet, North 69 degrees 28' 30" West 124.90 feet, and North 77 degrees 09' West 6.49 feet to the point or place of beginning.

EXCEPTING therefrom all that certain piece, parcel or tract of land, situated in the City of Stamford, County of Fairfield and State of Connecticut, conveyed to Henry E. Baker, Jr. a/k/a Henry E. Baker by Quit Claim deed dated January 27, 1994, and recorded in the Stamford Land Records on January 28, 1994 at 3:17 p.m., in Book 4190 at Page 124, more particularly bounded and described as follows:

ALL that certain strip of land situated on the northerly side of parcel depicted as "Greyrock Holdings LTD." on Map 12500 S.L.R., said parcel being labelled as "PARCEL TO BE CONVEYED TO GREYROCK HOLDINGS LTD." and being bounded and described as follows:

BEGINNING at a point on the northerly side of land of the grantee, said point being coincident with the northwesterly corner of land of said grantee and the northeasterly corner of land of the grantor and lying on the southerly line of Lot 8, Map 12425 S.L.R. and being N 75 degrees 56' 00" W a distance of 177.24 feet and N 75 degrees 44' 40" W a distance of 70.12 feet and N 73 degrees 02' 00"W a distance of 2.83 feet along the southerly side of land now or formerly of George Zurman et al and aforesaid Lot 8, Map 12425 S.L. R. from the intersection of the westerly side of Deacon Hill Road and the division line between land of said Zurman and land of said grantee; thence along the westerly side of land of said grantee, S 7 degrees 21' 30" W a distance of 79.03 feet to a point; thence running within lands of the grantor, N 10 degrees 57' 30" E a distance of 79.46 feet to the aforesaid southerly line of Lot 8, Map 12425 S.L.R.; thence along said Lot 8, S 73 degrees 02' 00" E a distance of 9.06 feet to the point of beginning and circumscribing an area of 358 Sq. Ft.


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ALL that certain strip of land situated along the southwesterly and southerly sides of parcel depicted as "Greyrock Holdings LTD." on Map 12500 S.L.R., said parcel being labelled a "PARCEL TO BE CONVEYED TO HENRY E. BAKER JR. ET AL", which parcel was conveyed by Quit Claim deed dated January 27, 1994 and recorded in the Stamford Land Records on January 28, 1994 at 3:18 p.m. in Book 4190, at Page 126, and being bounded and described as follows:

BEGINNING at a point on the easterly side of land of the grantor, said point being coincident with the southeasterly corner of land of the grantor and the northeasterly corner of land of the grantee and lying on the westerly line of land now or formerly of Olga Koda and being N 75 degrees 56' 00" W a distance of
156.59 feet and S 17 degrees 30' 30" W a distance of 181.05 feet along Lot 11, Map 4949 S.L.R. and land now or formerly of Nikolaos Glekas et al and land now or formerly of Olga Koda from the intersection of the westerly side of Deacon Hill Road and the division line between said Lot 11, Map 4949 S.L.R. and land of said grantor; thence running within land of the grantor, N 72 degrees 29" 30" W a distance of 74.95 feet and N 5 degrees 00" 00" E a distance of 80.75 feet to a point on the easterly side of land of the grantee; thence along land of the said grantee, S 4 degrees 01' 50" W a distance of 84.39 feet and S 82 degrees 38' 30" E a distance of 75.77 feet to the aforesaid westerly side of land now or formerly of Koda; thence along land now or formerly of said Koda, N 17 degrees 30' 30" E a distance of 3.90 feet to the point of beginning and circumscribing an area of 360 Sq. Ft.

TOGETHER WITH: Easements granted in a Deed dated August 19th, 1999 from the Grantor Henry E. Baker, Jr. to Henry E. Baker, Jr. and Ross S. Rapaport, Trustees Under the Will of Gladys V. Baker, and Henry E. Baker, Jr., and recorded in the Stamford Land Records on September 10, 1999, referred to as instrument # 19058.